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                                 Exhibit Section
                                  Exhibit (23)




CONSENT OF INDEPENDENT AUDITORS
CHAMPION INDUSTRIES, INC.
OCTOBER 31, 2001


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-76790) pertaining to the 1993 Stock Option Plan of Champion Industries, Inc. and Subsidiaries of our report dated December 21, 2001, with respect to the consolidated financial statements and schedule of Champion Industries, Inc. and Subsidiaries included in the Annual Report (Form 10-K) for the year ended October 31, 2001.


Charleston, West Virginia
January 21, 2002





                                  Exhibit 23-p1